SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 5, 2003 (June 5, 2003)


                              I-Sector Corporation
             (Exact name of registrant as specified in its charter)



       Delaware                  0-21479
(State of Incorporation)  (Commission File Number)

         76-0515249
(IRS Employer Identification No.)


                             6401 Southwest Freeway
                              Houston, Texas 77074
              (Address of Registrant's principal executive offices)

                                 (713) 795-2000
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 5, 2003, the Registrant dismissed Deloitte & Touche LLP ("Deloitte") as its principal accountant. The Registrant engaged Grant Thornton LLP ("Grant Thornton") effective June 5, 2003. The Registrant's audit committee of the Board of Directors approved the decision to change accountants.

         In connection with the audits of the Registrant's financial statements for the fiscal years ended December 31, 2002 and 2001, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of Deloitte on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period, there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period prior to engaging Grant Thornton, neither the Registrant nor anyone on its behalf consulted with Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Grant Thornton that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

         A letter from Deloitte is attached as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits

16.1     Letter from Deloitte & Touche LLP dated June 5, 2003.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 5, 2003

                              I-SECTOR CORPORATION



                              James H. Long, Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit  Description of Exhibit

16.1     Letter from Deloitte & Touche LLP dated June5, 2003.

Exhibit 16.1





June 5, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of I-Sector Corporation's Form 8-K dated June 5, 2003, and we agree with the statements made therein, except for the third paragraph of
Item 4 for which we have no basis for agreement or disagreement.


Yours truly,

/s/ Deloitte & Touche LLP